CONFORMED

				SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 10, 2004

                            Checkpoint Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
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         (State or other jurisdiction of incorporation or organization)



                               1-11257 22-1895850
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          (Commission File Number) (I.R.S. Employer Identification No.)



            101 Wolf Drive, P.O. Box 188, Thorofare, New Jersey 08086
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                    (Address of principal executive offices)


                                 (856) 848-1800
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              (Registrant's telephone number, including area code)


                                       N/A
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             (Former name or address, if changed since last report)



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Item 12.    Results of Operations and Financial Condition

           On February 10, 2004, the Registrant issued a press release announcing its financial results for the fourth quarter and year ended December 28, 2003. A copy of the press release is furnished as
           Exhibit 99.1 hereto and is incorporated by reference.

           The information in this Current Report (including the exhibit) Shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.


                                   Signature
                                   ------------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004

Checkpoint Systems, Inc.

/s/George W. Off
------------------------
George W. Off
Chairman of the Board,
President and Chief Executive Officer










                 EXHIBIT INDEX
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  EXHIBIT NO.               DESCRIPTION OF EXHIBITS
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     99.1                Press Release dated February 10, 2004